Exhibit 10.1

Execution Version

Fourth Amendment to Credit Agreement

This Fourth Amendment to Credit Agreement (this “Fourth Amendment”), dated as of November 1, 2024 (the “Fourth Amendment Effective Date”), is among Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”); each of the undersigned Restricted Subsidiaries of the Borrower (the “Guarantors”; the Guarantors together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent, the Lenders and the L/C Issuer are parties to that certain Credit Agreement dated as of October 24, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.            The parties hereto desire to enter into this Fourth Amendment to, among other things, (i) evidence the increase of the Borrowing Base from $300,000,000 to $325,000,000 as set forth in Section 3 herein, (ii) increase the Aggregate Elected Commitment Amounts from $300,000,000 to $325,000,000 as set forth in Section 3 herein and (iii) amend certain terms of the Credit Agreement, in each case, as set forth herein and to be effective as of the Fourth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.      Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended, effective as of the Fourth Amendment Effective Date, in the manner provided in this Section 2.

2.1            Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in their respective entireties as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date, among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means November 1, 2024.

2.2           Restated Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Aggregate Elected Commitment Amounts” means, at any time, an amount equal to the sum of the Elected Commitments of the Revolving Credit Lenders, as the same may be increased, reduced or terminated pursuant to Section 2.7(b). The Aggregate Elected Commitment Amounts as of the Fourth Amendment Effective Date are $325,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Guaranty, the Security Documents, the Notes, the Issuer Documents, each Fee Letter and all other promissory notes, security agreements, intercreditor agreements, mortgages, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, certificates and agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Secured Cash Management Agreement or any Secured Hedge Agreement; provided, further, that no Approved Swap Counterparty (in its capacity as such) shall be deemed to be a party to or have any rights under any Loan Documents to which it is a party.

2.3            Amendment to Section 8.4 of the Credit Agreement. Section 8.4 of the Credit Agreement is hereby amended by replacing each reference to “25%” appearing in clauses (a)(iii), (a)(v), (b)(iii) and (b)(iv) therein with “20%”.

2.4            Amendment to Section 8.5 of the Credit Agreement. Section 8.5 of the Credit Agreement is hereby amended by replacing each reference to “25%” appearing in clauses (l) and (m) therein with “20%”.

2.5            Replacement of Schedule 2.1 to the Credit Agreement. Schedule 2.1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2.1 attached hereto and Schedule 2.1 attached hereto shall be deemed to be attached as Schedule 2.1 to the Credit Agreement as of the Fourth Amendment Effective Date. Immediately after giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 3.5 of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 2.5.

Section 3.      Borrowing Base Increase and Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders agree that, effective as of the Fourth Amendment Effective Date, the Borrowing Base shall be increased from $300,000,000 to $325,000,000, and the Borrowing Base shall remain at $325,000,000 until the next Periodic Determination, Special Determination or other redetermination or adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Periodic Determination scheduled to occur on or about October 1, 2024 for purposes of Section 2.8(d) of the Credit Agreement. This Fourth Amendment constitutes a New Borrowing Base Notice for purposes of Section 2.8(d) of the Credit Agreement. Notwithstanding anything to the contrary in Section 2.7(b) of the Credit Agreement, the Administrative Agent, the Lenders and the Borrower agree that the Aggregate Elected Commitment Amounts are hereby increased from $300,000,000 to $325,000,000 to be effective as of the Fourth Amendment Effective Date and such increase shall be deemed to be in conformity with Section 2.7(b) of the Credit Agreement, and that each Lender has the Elected Commitment set forth opposite such Lender’s name on Schedule 2.1 to the Credit Agreement (as amended by this Fourth Amendment).

Section 4.      Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

4.1           Counterparts. The Administrative Agent shall have received counterparts of this Fourth Amendment from the Loan Parties and each of the Lenders.

4.2           Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.

4.3           Notes. The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a Note (or amendment and restatement thereof, as the case may be) in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the Fourth Amendment Effective Date.

4.4           Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 5.      Miscellaneous.

5.1           Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Fourth Amendment, and the execution, delivery and effectiveness of this Fourth Amendment shall not (a) operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents nor (b) constitute a waiver of any provision of the Credit Agreement or any other Loan Document except, in each case, as expressly provided herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2           Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to the amendments set forth in Section 2 hereof, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fourth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (g) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Fourth Amendment, no Default exists.

5.3           Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Fourth Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

5.4           No Oral Agreement. This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto or thereto and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.

5.5           Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

5.6           Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7           Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8           Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	GRANITE RIDGE RESOURCES, INC., a Delaware corporation

	By:	/s/ Luke C. Brandenberg
	Name:	Luke C. Brandenberg
	Title:	President and Chief Executive Officer

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

GUARANTORS:	EXECUTIVE NETWORK PARTNERING CORPORATION, a Delaware corporation

	By:	/s/ Luke C. Brandenberg
	Name:	Luke C. Brandenberg
	Title:	President and Chief Executive Officer

GRANITE RIDGE HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Luke C. Brandenberg
	Name:	Luke C. Brandenberg
	Title:	President and Chief Executive Officer

GRANITE RIDGE REEVES, LLC, a Delaware limited liability company

	By:	/s/ Luke C. Brandenberg
	Name:	Luke C. Brandenberg
	Title:	President and Chief Executive Officer

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

CITIBANK, N.A.,
as a Lender

By:	/s/ Nicholas Rischard
Name:	Nicholas Rischard
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ John Corley
Name:	John Corley
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stefan Lemire
Name:	Stefan Lemire
Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

FIRST-CITIZENS BANK & TRUST COMPANY,
as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew A. Turner
Name:	Matthew A. Turner
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:	/s/ Kathlin Ardell
Name:	Kathlin Ardell
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

COMERICA BANK,
as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

CROSSFIRST BANK,
as a Lender

By:	/s/ Bill Vertin
Name:	Bill Vertin
Title:	Energy Banker

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

FIRST HORIZON BANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

TEXAS CAPITAL BANK,
as a Lender

By:	/s/ Jared Mills
Name:	Jared Mills
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

UMB BANK, N.A.,
as a Lender

By:	/s/ Zachary S. Leard
Name:	Zachary S. Leard
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Granite Ridge Resources, Inc.]

SCHEDULE 2.1

Maximum Credit Amount, Elected Commitments and Applicable Percentages

Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Bank of America, N.A.	9.384615387%	$30,500,000.00	$93,846,153.87
Capital One, National Association	8.923076923%	$29,000,000.00	$89,230,769.23
Citibank, N.A.	8.923076923%	$29,000,000.00	$89,230,769.23
Citizens Bank, N.A.	8.923076923%	$29,000,000.00	$89,230,769.23
Fifth Third Bank, National Association	8.923076923%	$29,000,000.00	$89,230,769.23
First-Citizens Bank & Trust Company	8.923076923%	$29,000,000.00	$89,230,769.23
KeyBank National Association	8.923076923%	$29,000,000.00	$89,230,769.23
U.S. Bank National Association	8.923076923%	$29,000,000.00	$89,230,769.23
Zions Bancorporation, N.A. dba Amegy Bank	4.692307692%	$15,250,000.00	$46,923,076.92
Comerica Bank	4.692307692%	$15,250,000.00	$46,923,076.92
CrossFirst Bank	4.692307692%	$15,250,000.00	$46,923,076.92
First Horizon Bank	4.692307692%	$15,250,000.00	$46,923,076.92
Texas Capital Bank	4.692307692%	$15,250,000.00	$46,923,076.92
UMB Bank, N.A.	4.692307692%	$15,250,000.00	$46,923,076.92
TOTAL	100.00000000%	$325,000,000.00	$1,000,000,000.00

SCHEDULE 2.1